UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 2, 2006

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Utah

0-13316

87-0395567

(State or other jurisdiction of

(Commission

(IRS Employer

incorporation or organization)

File No.)

Identification No.)

7050 Union Park Avenue, Suite 600, Salt Lake City, UT 84047

(Address of principal executive offices, including zip code)

(801) 562-2252

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "management believes," "we believe," "we intend" and similar words or phrases.  Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them.  Any forward-looking statements are qualified in their entirety by reference to the risk factors contained in our annual and quarterly reports filed with the Securities and Exchange Commission.

Item 1.01.  Entry into a Material Definitive Agreement.

On September 29, 2006, we entered into a letter of understanding with Triage Capital Management, or Triage, dated September 25, 2006.  The letter of understanding provided that Triage loan $1,000,000 to us in exchange for us entering into, on or prior to October 30, 2006, a convertible note securities agreement.  It was intended that the funding provided by Triage be replaced by a convertible note and accompanying warrants, as described below.  Effective November 2, 2006 we entered into Securities Purchase Agreement, a 5% Convertible Note, a Registration Rights Agreement, and four classes of warrants to purchase our common stock, all of which were with Mr. Leon Frenkel, the controlling owner of Triage who caused our agreement with Triage to be assigned to him, which satisfied our agreement with Triage.

The following summarizes the principal terms of the transaction:

Pursuant to the Securities Purchase Agreement, we sold to Frenkel a three-year convertible note in the principal amount of $1,000,000 representing the funding received by us on September 29, 2006; (ii) the convertible note bears an annual interest rate of 5%, payable semi-annually in cash or shares of our common stock; (iii) the convertible note is convertible into shares of our common stock at a conversion price of $1.50 per share; and (iv) we issued to Frenkel four classes of warrants (A Warrants, B Warrants, C Warrants and D Warrants), which give Frenkel the right to purchase a total of 5,500,000 shares of our common stock as described below.  The A and B Warrants expire one year after the effective date of a contemplated registration statement to be filed under the Securities Act of 1933, as amended (the “Securities Act”), to register the subsequent sale of shares received from exercise of the A and B Warrants. The C Warrants and D Warrants expire eighteen months and twenty four months, respectively, after the effective date of the registration statement.  The A Warrants grant Frenkel the right to purchase up to 750,000 shares of common stock at an exercise price of $1.60 per share, the B Warrants grant Frenkel the right to purchase up to 750,000 shares of common stock at an exercise price of $1.75 per share, the C Warrants grant Frenkel the right to purchase up to 2,000,000 shares of common stock at an exercise price of $2.10 per share, and the D Warrants grant Frenkel the right to purchase up to 2,000,000 shares of common stock at an exercise price of $3.00 per share.

The Securities Purchase Agreement and the convertible note contain certain covenants and provisions, some of which may have an effect on the future ability of the Registrant to raise additional capital and to conduct its business operations.  The principal covenants and provisions are:

(i)

Frenkel shall have a right of first refusal to participate in any future funding by the Registrant on a pro rata basis.

(ii)

Unless converted or redeemed, the convertible note is due on October 19, 2009.

(iii)

The convertible note may be converted to common stock at a conversion price of $1.50 per share at any time at the option of the holder.

(iv)

The convertible note bears 5% annual interest, payable semi-annually in arrears beginning April 17, 2007.  The interest is payable either in cash or, at the Company’s option, (subject to satisfaction of certain conditions), in shares of Company common stock valued at 85% of the daily volume weighted average price of Company common stock for the 10 trading days prior to the payment date.

(v)

Subject to certain exceptions, while the convertible note is outstanding, if the Company issues equity or equity linked securities at a price lower than the conversion price, then the conversion price of the convertible note will be reduced to the lower price.  If the Company issues any variable priced equity securities or variable price equity linked securities, then the conversion price of the convertible note will be reduced to the lowest issue price applied to those securities.

(vi)

The number of shares of common stock acquired by Frenkel upon conversion of the convertible note is limited to the extent necessary to ensure that, following the conversion, the total number of shares of common stock beneficially owned by Frenkel does not exceed 4.99% (in certain instances) or 9.99% of the Company’s issued and outstanding common stock.

(vii)

The Company can prepay all or any portion of the principal amount of the convertible note, plus any accrued, but unpaid interest at face amount.  However, for the Company to prepay the convertible note there must be a registration statement then in effect and for the next twenty days continue to be in effect and the conversion by Frenkel would not cause Frenkel to exceed the limits described in (vi) above.

In connection with the Securities Purchase Agreement, the Registrant will be required to pay a $100,000 finder’s fee to Telperion Holdings LTD, based in the Cayman Islands, in the event the convertible note is converted to common stock.

The common stock issued and the warrants granted pursuant to the Securities Purchase Agreement are subject to the terms and conditions of a Registration Rights Agreement dated contemporaneously with the Securities Purchase Agreement, pursuant to which the Registrant is obligated to register with the Securities and Exchange Commission the resale of the shares of common stock issued upon conversion of the convertible note as well as the subsequent sale of shares issuable upon exercise of the warrants pursuant to the Securities Act.  The Registrant is required to file a registration statement within thirty days of closing and have completed the registration process within six months of the date of the Registration Rights Agreement.  If either condition is not satisfied, the Registrant will be obligated to pay a penalty by issuing 657 shares of its common stock per day to Frenkel for every day the Registrant is in violation of either condition, up to a maximum of 500,000 shares.

Item 3.02.  Sales of Unregistered Securities.

Pursuant to the above-described transaction, we issued to Frenkel an obligation, as represented by the convertible note, in consideration of $1,000,000.  Frenkel is an accredited investor and was fully informed regarding his investment.  In the transaction, we relied on the exemption from registration under Section 4(2) and Section 4(6) of the Securities Act.

Item 9.01.  Financial Statements and Exhibits

(c)

Exhibits:

10.1-

Securities Purchase Agreement dated October 28, 2006 between the Registrant and Leon Frenkel.

10.2-

5% convertible note due October 16, 2009.

10.3-

Registration Rights Agreement dated October 28, 2006 between the Registrant and Leon Frenkel.

10.4-

Common Stock Purchase Warrant “A” dated October 28, 2006.

10.5-

Common Stock Purchase Warrant “B” dated October 28, 2006.

10.6-

Common Stock Purchase Warrant “C” dated October 28, 2006.

10.7-

Common Stock Purchase Warrant “D” dated October 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2006.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:   /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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